UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21705

Nuveen Tax-Advantaged Floating Rate Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report

June 30, 2011

Nuveen
Tax-Advantaged
Floating Rate
Fund

JFP

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund's investment adviser, changed its name to Nuveen Fund Advisors, Inc. ("Nuveen Fund Advisors"). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Common Share Distribution and Share Price Information	10

Performance Overview	11

Report of Independent Registered Public Accounting Firm	12

Portfolio of Investments	13

Statement of Assets & Liabilities	15

Statement of Operations	16

Statement of Changes in Net Assets	17

Statement of Cash Flows	18

Financial Highlights	20

Notes to Financial Statements	22

Board Members and Officers	30

Annual Investment Management Agreement Approval Process	36

Reinvest Automatically Easily and Conveniently	44

Glossary of Terms Used in this Report	46

Other Useful Information	50

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2011

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody's or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Tax-Advantaged Floating Rate Fund (JFP)

The Nuveen Tax-Advantaged Floating Rate Fund (JFP) is sub-advised by a team of specialists at Spectrum Asset Management, a wholly-owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark and Phil talk about general market conditions, their management strategy and the performance of the Fund for the twelve-month period ended June 30, 2011.

What were the general market conditions during the reporting period ending June 30, 2011?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in housing and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting, the central bank downgraded growth estimates for the year while reaffirming that it anticipated keeping the fed funds rate at "exceptionally low levels" for an "extended period."

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did at this same time last year. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.2% in June 2011, the fourth monthly increase in a row and just slightly lower than one year earlier. Also, the overall housing market continued to show weakness, weighed down by a backlog of distressed properties on the market and falling prices. For the twelve months ended May 2011 (the most recent data available at the time this report was prepared), property values in the Standard & Poor's (S&P)/Case-Shiller index of 20 major metropolitan areas had fallen 4.5% from one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation's economic health, was revised downward to an anemic 0.4%

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for the Fund in this report.

1  The Merrill Lynch Adjustable Rate Preferred Index is an unmanaged index composed of dollar-denominated investment-grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2  The Barclays Capital Aggregate Bond Index is a market capitalization-weighted measure of U.S.-traded investment grade bonds, including Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Municipal bonds and Treasury Inflation-Protected Securities are excluded. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

annual growth rate for the first quarter of 2011 and estimated to be 1.3% for the second quarter, according to the Commerce Department.

A critical issue is the capability of the U.S. equity markets to withstand stress in the event of a weak economy (U.S. and/or global). That fear has certainly been a significant issue for the depressed valuations currently in the finance sector. This has severely hampered the middle market bank sector, in which the Fund primarily invests.

What was your management strategy during the period?

The Fund was designed to invest in securities issued primarily by middle market banks, and its investment objectives are to provide an attractive level of after-tax current income and capital preservation. However, our ability to actively manage the portfolio in an effort to achieve these objectives was limited during the period by the poor financial health of many middle market banks. This stress caused many market participants to step back and forced sellers with no other options than to accept very unappealing prices. This thin trading, often at relatively low prices, created an environment that severely limited our purchase and trading opportunities. Nevertheless, we used our best efforts to liquidate certain of the middle market banking positions in an effort to rebalance into more liquid public issues.

How did the Fund perform over this twelve-month period?

The performance of the Fund, as well as the performance of two market indexes, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value

For periods ended 6/30/11

	1-Year	5-Year
JFP	18.96%	-21.22%
Merrill Lynch Adjustable Rate Preferred Index[1]	19.26%	-7.13%
Barclays Capital Aggregate Bond Index[2]	3.90%	6.52%

For the twelve-month period ended June 30, 2011, the Fund underperformed the Merrill Lynch Index, but outperformed the more broad-based Barclays Capital Index.

For the reporting period, the Fund's performance continued to be hampered by the weakening performance of the middle market bank sector due to the broad declines in commercial real estate prices and development activity, which in turn was directly related to weakening overall economic activity in the U.S. economy. Of the Fund's 12 remaining holdings in middle market bank preferred shares, two are paying dividends, seven have discontinued dividend payments but are still going concerns, and three are in receivership.

During the reporting period, the U.S. Treasury did not respond favorably to Shorebank's $75 million application to the Community Development Capital Initiative, despite some evidence of the bank's ability to access additional private capital. We presumed that the Treasury believed that the best outcome and lowest cost solution for taxpayers was to put the bank into receivership. This caused the bank's preferred shares to fall in value, negatively affecting the Fund's performance. Also negatively impacting Fund performance was Regent Bancorp in Florida, which decided to discontinue its preferred dividend as its non-performing loan balances mounted in excess of earning capacity.

Most of the seven operating banks represented in the portfolio that have discontinued paying dividends are materially impaired, with Texas Ratios (a measure of bad assets as a percent of

Nuveen Investments

tangible common equity and reserves) of well over 100%. This indicates a high risk of insolvency and increasingly probable receivership of the depository institution as time goes on without earnings and/or capital recovery. RMG Capital, Corporation (RMG) is the only bank in this group that has a Texas Ratio under 100%. Perhaps not coincidentally, RMG during the reporting period entered into an agreement to be acquired by Opus Bank. As a result of the merger announcement, in June 2011, the value of RMG's (still non-paying) preferred stock increased more than ten-fold, and accounted for a substantial portion of the Fund's positive one-year return.

Several other positions positively impacted the Fund's performance. We sold Southern Bancorp's preferred stock back to the company at an attractive price at the end of 2010, which helped to improve the Fund's performance. Also, the two middle market bank holdings that have continued to pay dividends—Elmira Savings Bank and MidCarolina Financial Corp.—each have a sound and improving outlook, and provided solid returns over the period. In particular, MidCarolina Financial was acquired by American National Bancshares, helping to further improve the sustainability of its preferred stock dividend, which helped buttress the value of the preferred stock itself.

As of June 30, 2011, the Fund held 55% of its assets in preferred stocks and hybrid securities of large financial institutions, which overall have provided greater stability of performance than the Fund's middle market bank preferred stock investments from both an income and capital preservation perspective. However, recent economic uncertainty and market volatility has raised some doubts about the financial stability of even such larger institutions.

As described above, the issuer of one middle market bank preferred stock holding, RMG, agreed on June 5, 2011, to be acquired by Opus Bank. News of the merger would have been expected to significantly increase the value of the RMG preferred shares and, in turn, the net asset value (NAV) of JFP at that time, but the Fund and its adviser and sub-adviser did not become aware of the merger and its impact on the value of the RMG preferred stock until July 5, 2011, after the end of this reporting period. The NAV of the Fund as of June 30, 2011, as reflected in the financial statements contained in this report, and the total return performance based on NAV of the Fund shown herein for periods ended June 30, 2011, reflect the increased value of that RMG holding as of June 30, 2011, due to the impending acquisition. The value of the RMG preferred shares and net assets of the Fund itself were adjusted by $3,174,706, which had the effect of increasing the Fund's per share NAV as of June 30, 2011, by approximately $0.23 from the Fund's NAV originally calculated and published.

RECENT DEVELOPMENTS REGARDING THE FUND'S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Fund's charter documents. The Fund redeemed all of its outstanding ARPS at par in 2009.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including this Fund) received a demand letter on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees

Nuveen Investments

breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, 33 of the funds that received demand letters (including this Fund) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Directors/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs' costs and disbursements in pursuing the action. The funds and other Defendants have filed a motion to dismiss the suit, which is still pending before the court. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC, prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA's allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Investments

Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the manager is not the equivalent of a rating by a rating agency.

Availability Risk Associated with Investments in Preferred Stock Issued by Middle Market Banking Companies. The Fund's ability to make investments in preferred stock issued by middle market banking companies is dependent upon the availability of a sufficient supply.

Non-Diversification and Concentration Risk. The Fund is classified as "non-diversified," which means its returns may be affected disproportionately by the performance of a single security or relatively few securities.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Mid-Cap Company Risk. Mid-cap companies often carry additional risks because earnings of these companies tend to be less predictable than larger, more established companies.

Nuveen Investments

Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Fund decreased its monthly distribution to common shareholders during March. Eleven of the nineteen preferred securities held by the Fund were not paying dividends as of the end of the period, and the dividend discontinuation for four of those eleven was announced during the twelve month period, negatively impacting the income available to pay common share dividends.

The Fund has a managed distribution policy, which permits the Fund to include as part of its monthly distributions supplemental amounts from sources other than net investment income. However, the Fund's monthly distributions during this period did not include any supplemental amounts representing actual or anticipated portfolio price appreciation. Rather, the fact that the Fund paid out substantially more in monthly distributions than the amount of its net earnings during the period was attributable to the discontinuation of dividends by four holdings during the period, as described above.

The following table provides information regarding the Fund's common share distribution and total return performance for the twelve-month period ended June 30, 2011.

As of 6/30/11 (Common Shares)	JFP
Inception date	3/28/05
Fiscal year ended June 30, 2011:
Per share distribution:
From net investment income	$0.14
From long-term capital gains	—
From short-term capital gains	—
Return of capital	0.03
Total per share distribution	$0.17
Distribution rate on NAV	6.32%
Average annual total returns:
1-Year on NAV	18.96%
5-Year on NAV	-21.22%
Since inception on NAV	-16.40%

Common Share Repurchases and Share Price Information

Since the inception of the Fund's repurchase program, the Fund has not repurchased any of its outstanding common shares.

As of June 30, 2011, the Fund was trading at a -6.32% discount to its NAV, compared with an average discount of -0.65% for the twelve-month period.

Nuveen Investments

JFP

Performance

OVERVIEW

Nuveen Tax-Advantaged Floating Rate Fund

  as of June 30, 2011

Portfolio Allocation (as a % of total investments)2

*  57.9% of total Preferred Securities are invested in Middle Market Banks.

2010-2011 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within the Fund's Performance Overview Page.

1  Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

Fund Snapshot

Common Share Price	$2.52
Common Share Net Asset Value (NAV)	$2.69
Premium/(Discount) to NAV	-6.32%
Market Yield[1]	5.71%
Net Assets Applicable to Common Shares ($000)	$37,657

Average Annual Total Return

(Inception 3/28/05)

	On Share Price	On NAV
1-Year	6.35%	18.96%
5-Year	-20.16%	-21.22%
Since Inception	-17.50%	-16.40%

Portfolio Composition

(as a % of total investments)2

Commercial Banks	68.1%
Insurance	10.6%
Thrifts & Mortgage Finance	9.3%
Capital Markets	7.9%
Diversified Financial Services	1.2%
Short-Term Investments	2.9%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Tax-Advantaged Floating Rate Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") as of June 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Floating Rate Fund at June 30, 2011, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 25, 2011

Nuveen Investments

JFP

Nuveen Tax-Advantaged Floating Rate Fund

Portfolio of INVESTMENTS

  June 30, 2011

Shares	Description (1)	Coupon			Ratings (2)	Value
	Preferred Securities – 80.1% (80.3% of Total Investments)
	Capital Markets – 7.9%
65,800	Goldman Sachs Group Inc., Series D	4.000	% (5)		Baa2	$1,463,392
73,199	Morgan Stanley, Series 2006A	4.000	% (5)		BB+	1,515,219
	Total Capital Markets					2,978,611
	Commercial Banks – 57.8%
9,000	ABN AMRO North America Capital Funding, 144A	1.357	% (5)		BB	6,173,438
7,000	City National Bancshares Corporation, Series F, (MMB), (3), (4)	8.533	% (5)		N/R	333,827
10,000	Elmira Savings Bank, (MMB), (4)	8.998	% (5)		N/R	8,946,538
10,000	First Bank of Oak Park Corporation, Series 2005A, 144A, (MMB), (3), (4)	3.000	% (5)		N/R	25,000
55,600	HSBC USA Inc.	4.500	% (5)		A	1,398,340
5,000	MidCarolina Financial Corporation, Series 144A, (MMB), (4)	8.342	% (5)		N/R	2,867,795
10,000	Pedcor Bancorp., 144A, (MMB), (3), (4)	4.010	% (5)		N/R	438,000
5,000	Pedcor Financial Bancorp., 144A, (MMB), (3), (4)	3.993	% (5)		N/R	219,000
5,000	Regent Bancorp Inc., Series A, 144A, (MMB), (3), (4)	8.481	% (5)		N/R	232,295
10,000	Rogers Bancshares Inc., 144A Series A, (MMB), (3), (4)	4.195	% (5)		N/R	438,000
10,000	Shorebank Corporation, Series 144A, (MMB), (3), (4)	4.090	% (5)		N/R	25,000
300	Societe Generale Capital II, 144A	1.167	% (5)		BBB+	285,750
15,700	SunTrust Bank Inc.	4.000	% (5)		Ba1	347,755
10,000	Vineyard National Bancorp, 144A Series C, 144A, (MMB), (3), (4)	4.070	% (5)		N/R	25,000
	Total Commercial Banks					21,755,738
	Diversified Financial Services – 1.2%
10,000	Blossman Bancshares, Inc., 144A, (MMB), (3), (4)	8.730	% (5)		N/R	438,000
	Insurance – 4.0%
62,600	MetLife Inc., Series A	4.000	% (5)		Baa2	1,523,058
	Thrifts & Mortgage Finance – 9.2%
5,000	RMG Capital Corporation, 144A, (MMB), (3), (4)	4.200	% (5)		N/R	3,455,300
	Total Preferred Securities (cost $115,371,243)					30,150,707
Principal Amount (000)/ Shares	Description (1)	Coupon		Maturity	Ratings (2)	Value
	Capital Preferred Securities – 16.7% (16.8% of Total Investments)
	Commercial Banks – 10.0%
900	Societe Generale, 144A	1.051	% (5)	10/05/49	BBB+	$631,719
2	U.S. Bancorp.	3.500	% (5)	12/31/49	A3	1,680,000
1,600	Wachovia Capital Trust III	5.570	% (5)	3/29/49	A–	1,464,000
2,502	Total Commercial Banks					3,775,719
	Insurance – 6.6%
2,000	Aegon N.V. Perpetual Capital Securities	3.698	% (5)	4/15/49	BBB	1,396,900
1,500	AXA SA	3.675	% (5)	8/06/49	A3	1,074,375
3,500	Total Insurance					2,471,275
	Thrifts & Mortgage Finance – 0.1%
5,350	MM Community Funding Trust XVIII Limited, Class D (3), (4)	2.046	% (5)	12/26/39	N/R	53,499
11,352	Total Capital Preferred Securities (cost $11,053,070)					6,300,493

Nuveen Investments

JFP

Nuveen Tax-Advantaged Floating Rate Fund (continued)

Portfolio of INVESTMENTS June 30, 2011

Principal Amount (000)	Description	Coupon	Maturity	Value
	Short-Term Investments – 2.9% (2.9% of Total Investments)
$1,088	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $1,088,374, collateralized by $1,090,000 U.S. Treasury Notes, 1.50%, due 12/31/13, value $1,114,525	0.010%	7/01/11	$1,088,374
	Total Short-Term Investments (cost $1,088,374)			1,088,374
	Total Investments (cost $127,512,687) – 99.7%			37,539,574
	Other Assets Less Liabilities – 0.3%			117,023
	Net Assets Applicable to Common Shares – 100%			$37,656,597

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (4)  For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1–General Information and Significant Accounting Policies, Investment Valuation for more information.

  (5)  Security has a floating rate coupon, which is periodically reset based on a fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.

  N/R  Not rated.

  (MMB)  Middle Market Bank.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2011

Assets
Investments, at value (cost $127,512,687)	$37,539,574
Cash	227,450
Receivables:
Dividends	51,193
Interest	44,064
Other assets	25,575
Total assets	37,887,856
Liabilities
Common share dividends payable	153,611
Accrued expenses	77,648
Total liabilities	231,259
Net assets applicable to Common shares	$37,656,597
Common shares outstanding	13,977,245
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$2.69
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$139,772
Paid-in surplus	195,763,190
Undistributed (Over-distribution of) net investment income	(167,727)
Accumulated net realized gain (loss)	(68,105,525)
Net unrealized appreciation (depreciation)	(89,973,113)
Net assets applicable to Common shares	$37,656,597
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended June 30, 2011

Investment Income	$2,188,576
Expenses
Management fees	299,683
Shareholders' servicing agent fees and expenses	272
Custodian's fees and expenses	10,108
Professional fees	102,706
Shareholders' reports — printing and mailing expenses	45,132
Stock exchange listing fees	5,475
Investor relations expense	30,799
Other expenses	4,498
Total expenses before custodian fee credit and expense reimbursement	498,673
Custodian fee credit	(42)
Expense reimbursement	(299,683)
Net expenses	198,948
Net investment income (loss)	1,989,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(12,940,895)
Change in net unrealized appreciation (depreciation) of investments	16,965,942
Net realized and unrealized gain (loss)	4,025,047
Net increase (decrease) in net assets applicable to Common shares from operations	$6,014,675

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$1,989,628	$2,864,766
Net realized gain (loss) from investments	(12,940,895)	(1,121,370)
Change in net unrealized appreciation (depreciation) of investments	16,965,942	(4,899,990)
Net increase (decrease) in net assets applicable to Common shares from operations	6,014,675	(3,156,594)
Distributions to Common Shareholders
From net investment income	(1,964,253)	(2,578,379)
Return of capital	(382,455)	(609,498)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(2,346,708)	(3,187,877)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	94,997	106,268
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	94,997	106,268
Net increase (decrease) in net assets applicable to Common shares	3,762,964	(6,238,203)
Net assets applicable to Common shares at the beginning of period	33,893,633	40,131,836
Net assets applicable to Common shares at the end of period	$37,656,597	$33,893,633
Undistributed (Over-distribution of) net investment income at the end of period	$(167,727)	$(193,102)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Year Ended June 30, 2011

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$6,014,675
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(13,081,615)
Proceeds from sales and maturities of investments	9,418,974
Proceeds from (Purchases of) short-term investments, net	4,044,836
Amortization (Accretion) of premiums and discounts, net	(4,820)
(Increase) Decrease in:
Receivable for dividends	(39,943)
Receivable for interest	(44,064)
Other assets	1,139
Increase (Decrease) in accrued expenses	7,067
Net realized (gain) loss from investments	12,940,895
Change in net unrealized (appreciation) depreciation of investments	(16,965,942)
Net cash provided by (used in) operating activities	2,291,202
Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(2,291,202)
Net cash provided by (used in) financing activities	(2,291,202)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	227,450
Cash at the End of Period	$227,450

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $94,997.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions								Total Returns
		Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)	Distributions from Capital Gains to FundPreferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Offering Costs, Fund Structuring Fee and FundPreferred Share Underwriting Discounts		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)
Year Ended 6/30:
2011		$2.43	$.14	$.29	$—	$—	$.43	$(.14)	$—	$(.03)	$(.17)	$—		$2.69	$2.52	6.35%	18.96%
2010		2.89	.21	(.44)	—	—	(.23)	(.19)	—	(.04)	(.23)	—		2.43	2.54	(11.59)	(7.93)
2009		7.58	.51	(4.55)	(.05)	—	(4.09)	(.59)	—	(.01)	(.60)	—		2.89	3.14	(48.08)	(55.30)
2008		14.66	1.24	(6.98)	(.25)	(.01)	(6.00)	(1.03)	(.05)	—	(1.08)	—	*	7.58	7.23	(44.63)	(43.04)
2007	(f)	14.46	1.24	.14	(.24)	(.02)	1.12	(.87)	(.05)	—	(.92)	—		14.66	14.42	16.84	7.98
Year Ended 7/31:
2006		14.12	1.10	.27	(.23)	—	1.14	(.80)	—	—	(.80)	—		14.46	13.18	4.52	8.28

Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)						FundPreferred Shares at End of Period
		Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate		Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share
Year Ended 6/30:
2011		$37,657	1.47%		4.97%		.59%		5.85%		28%		$—	$—	$—
2010		33,894	1.44		7.47		.97		7.94		2		—	—	—
2009		40,132	1.61		12.00		1.21		12.40		—	***	—	—	—
2008		105,103	1.54		9.81		1.09		10.26		10		78,000	25,000	58,687
2007	(f)	203,128	1.44	**	8.84	**	1.02	**	9.26	**	28		78,000	25,000	90,105
Year Ended 7/31:
2006		200,354	1.45		7.29		1.03		7.71		38		78,000	25,000	89,216

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, where applicable.

(e)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(f)  For the eleven months ended June 30, 2007.

*  Rounds to less than $.01 per share.

**  Annualized.

***  Calculates to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the NYSE Amex and trade under the ticker symbol "JFP". The Fund was organized as a Massachusetts business trust on December 29, 2004.

The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing at least 80% of its managed assets in adjustable rate preferred stock and other adjustable rate securities that the Fund believes, at the time of investment, are eligible to pay dividends that qualify for favorable federal income tax treatment (eligibility for the "dividends received deduction" or classified as "qualified dividend income"). At least 90% of the Fund's managed assets will be invested in securities that, at the time of investment, are rated investment grade, or are unrated but judged to be of comparable quality by the Fund's sub-advisor, Spectrum Asset Management ("Spectrum").

A substantial portion of the Fund's investments will be invested in securities issued by banking companies and other financial institutions, including securities of middle market banking companies. The Fund's concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate. The Fund may invest up to 25% of its managed assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in investment-grade securities issued by non-financial companies.

Effective January 1, 2011, the Funds' adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

The prices of preferred securities issued by major banking companies and other securities in the Fund's investment portfolio are generally provided by independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the- counter market at the last sales price on that day, or, in the absence of trade volume, an evaluated bid price when market quotations are readily available. These securities are generally classified as Level 1 or Level 2 for fair value measurement purposes, depending on the priority of the significant inputs. The pricing services may value preferred securities issued major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Fund's Board of Trustees has approved procedures which permit the Adviser to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics.

The preferred securities issued by middle market banking companies in which the Fund invests are not listed on an organized exchange. Market quotations are not readily-available and no secondary market exists for such securities. The market for such investments is significantly less liquid relative to markets for other securities. Consequently, preferred securities issued by middle market banking companies may be valued by the Fund's Board of Trustees or its designee at fair value as described below. A security's fair value may differ significantly from the value that would have been determined had there been an active market for these preferred securities. These securities are generally classified as Level 3.

Nuveen Investments

Prices of fixed-income securities are provided by pricing services approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. Fixed-income securities are valued based on the evaluated bid price. When market quotations are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund may make as part of its monthly distributions supplemental amounts from sources other than net investment income ("Managed Distribution Program"). However, during this period the Fund has not

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

implemented its Managed Distribution Program, due to the fact that the Fund's monthly distributions during this period did not include any supplemental amounts representing actual or anticipated portfolio price appreciation.

If the Fund were to implement its Managed Distribution Program, the Fund would seek to establish a distribution rate that reflects not only the projected net income from its portfolio of floating-rate securities but potentially also a portion of any anticipated recovery over time in the value of these securities. In such an implementation, total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year were to exceed the Fund's total return on net asset value, the difference would be treated as a return of capital for tax purposes and would reduce net asset value per share.

The final determination of the source and character of all distributions for the fiscal year ended June 30, 2011, is reflected in the accompanying financial statements.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During the fiscal year ended June 30, 2009, the Fund redeemed all $78,000,000 of its outstanding 3,120 Series Th FundPreferred shares, at liquidation value.

During the fiscal year ended June 30, 2011, lawsuits pursuing claims made in a demand letter alleging that the Fund's Board of Trustees breached their fiduciary duties related to the redemption at par of the Fund's FundPreferred shares had been filed on behalf of shareholders of the Fund and against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Fund. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties are defending themselves vigorously against these charges. The Fund believes that these lawsuits will not have a material effect on the Fund or on the Adviser's ability to serve as investment adviser to the Fund.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, ("Nuveen Securities") entered into a settlement with the Financial Industry Regulatory Authority ("FINRA") with respect to certain allegations regarding Nuveen-sponsored closed-end fund Auction Rate Preferred Shares ("ARPS") marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA's allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including credit default swaps and interest rate swaps. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did make any such investments during the fiscal year ended June 30, 2011.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Nuveen Investments

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities	$6,247,764	$6,459,188	$17,443,755	$30,150,707
Capital Preferred Securities	1,680,000	4,566,994	53,499	6,300,493
Short-Term Investments	—	1,088,374	—	1,088,374
Total	$7,927,764	$12,114,556	$17,497,254	$37,539,574

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following is a reconciliation of the Fund's Level 3 investments held at the beginning and end of the measurement period:

	Level 3 Preferred Securities	Level 3 Capital Preferred Securities	Level 3 Total
Balance at the beginning of year	$21,794,928	$52,626	$21,847,554
Gains (losses):
Net realized gains (losses)	(13,090,552)	—	(13,090,552)
Net change in unrealized appreciation (depreciation)	16,248,827	—	16,248,827
Purchases at cost	—	873	873
Sales at proceeds	(7,509,448)	—	(7,509,448)
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of year	$17,443,755	$53,499	$17,497,254
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of June 30, 2011	$307,314	$—	$307,314

During the fiscal year ended June 30, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2011.

4. Fund Shares

Common Shares

Since the inception of the Fund's repurchase program, the Fund has not repurchased any of its outstanding Common shares.

Transactions in Common shares were as follows:

	Year Ended 6/31/11	Year Ended 6/30/10
Common shares issued to shareholders due to reinvestment of distributions	38,359	40,643

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended June 30, 2011, were as follows:

Purchases	$13,081,615
Sales and maturities	9,418,974

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

Nuveen Investments

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$127,512,687
Gross unrealized:
Appreciation	$676,920
Depreciation	(90,650,033)
Net unrealized appreciation (depreciation) of investments	$(89,973,113)

Permanent differences, primarily due to return of capital distributions resulted in reclassifications among the Fund's components of Common share net assets at June 30, 2011, the Fund's tax year end, as follows:

Paid-in surplus	$(382,455)
Undistributed (Over-distribution of) net investment income	382,455
Accumulated net realized gain (loss)	—

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Fund's tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on June 1, 2011, paid on July 1, 2011.

The tax character of distributions paid during the Fund's tax years ended June 30, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011
Distributions from net ordinary income*	$1,989,628
Distributions from net long-term capital gains	—
Return of capital	382,455
2010
Distributions from net ordinary income*	$2,864,766
Distributions from net long-term capital gains	—
Return of capital	609,498

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2011, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
June 30, 2016	$350,745
June 30, 2017	38,341,520
June 30, 2018	16,472,367
June 30, 2019	8,800,000
Total	$63,964,632

The Fund has elected to defer net realized losses from investments incurred from November 1, 2010 through June 30, 2011, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The Fund elected to defer post-October losses as follows:

Post-October capital losses	$4,140,895

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2011, the complex-level fee rate for the Fund was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a sub-advisory agreement with Spectrum, under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund by the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,			Year Ending March 31,
2005	*	.30%	2010	.30%
2006		.30	2011	.22
2007		.30	2012	.14
2008		.30	2013	.07
2009		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

Effective March 31, 2010, the Adviser has agreed to voluntarily waive the Fund's management fees until further notice. This voluntary waiver is a replacement for the contractual reimbursement as described above.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	245

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds: (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Securities, LLC and Funds Controller; Vice President of Nuveen; Certified Public Accountant.	245

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds: (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	245

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company LLC, Tradewinds Global Investors LLC, NWQ Holdings LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC: prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds: (continued):

■ KATHLEEN L. PRUDHOMME

3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, and exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board," and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreement (the "Sub-Advisory Agreement") between the Advisor and Spectrum Asset Management, Inc. (the "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its

Nuveen Investments

committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund's portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Fund's accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

Nuveen Investments

The Board reviewed reports, including a comprehensive analysis of the Fund's performance and the applicable investment team. In this regard, the Board reviewed the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period.

As noted above, the Fund had significant differences from its Performance Peer Group. Therefore the Independent Board Members considered the performance of the Fund compared to its benchmark. In this regard, the Independent Board Members noted that the Fund underperformed its benchmark for the three-year period, but it outperformed its benchmark for the one-year period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Fund had net management fees and net expense ratios below its peer averages. The Independent Board Members also noted that the Advisor had agreed to continue to waive management fees for the Fund until July 31, 2012.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail

Nuveen Investments

and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also considered the Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has

Nuveen Investments

the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The Independent Board Members noted that the Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

With respect to the Sub-Advisor, the Board noted that the Sub-Advisor does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. The Sub-Advisor, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms. The Sub-Advisor also serves as its own broker for portfolio transactions for the Fund and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•  Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a fund's capital structure. Structural leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JFP	95.45%	100%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/understand, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen's more than 130* closed-end funds–so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away. www.nuveen.com/understand

* There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

  * As of 5/31/11

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/performance

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/performance

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

EAN-A-0611D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Tax-Advantaged Floating Rate Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
June 30, 2011	$24,100	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

June 30, 2010	$24,100	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
June 30, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

June 30, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
June 30, 2011	$0	$0	$0	$0
June 30, 2010	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)              See Portfolio of Investments in Item 1.

b)             Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum”) “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, the CCO will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•           Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•           Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•           Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”.)  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”) as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

A.            PORTFOLIO MANAGER BIOGRAPHIES:

MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum.  Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.  Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies.  Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook.  BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV — Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor.  Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s.  BSBA Finance, Boston University School of Management.

B.            OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Phillip Jacoby	Separately Managed accounts	39	$4,880,954,258
	Pooled Accounts	5	$1,154,855,598
	Registered Investment Vehicles	8	$8,065,636,377

Mark Lieb	Separately Managed accounts	40	$4,894,443,415
	Pooled Accounts	5	$1,154,855,598
	Registered Investment Vehicles	8	$8,065,636,377

*   Assets are as of June 30, 2011.  None of the assets in these accounts are subject to an advisory fee based on performance.

C.            POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

D.            FUND MANAGER COMPENSATION

All employees of Spectrum Asset Management are paid a base salary and discretionary bonus.  The bonus is paid quarterly and may represent a significant proportion of an individual’s total annual compensation.  Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

•      Changes in overall firm assets under management (employees have no direct incentive to increase assets)

•      Portfolio performance relative to benchmarks

•      Contribution to client servicing

•      Compliance with firm and/or regulatory policies and procedures

•      Work ethic

•      Seniority and length of service

•      Contribution to overall functioning of organization

E.             OWNERSHIP OF JFP SECURITIES AS OF JUNE 30, 2011

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Phillip Jacoby	$0
Mark Lieb	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)). See below.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting, except as described immediately below.

The registrant invests a substantial portion of its assets in preferred stocks issued by middle market banks, which are very thinly traded and in current economic conditions are in many cases issued by banks that are suffering severe economic distress.  Because the independent pricing service authorized by the Board discontinued pricing these securities and no other authorized independent pricing services were pricing these securities, the registrant’s adviser assumed the responsibility for pricing them internally. The issuer of one middle market bank preferred stock holding, RMG Capital Corporation (“RMG”), agreed on June 6, 2011 to be acquired by Opus Bank. Public information regarding the merger caused a significant increase in the value of the RMG common shares on June 7, 2011, and an increase in the fair market value of the RMG preferred stock on and after that same date. The registrant, its adviser, and its sub-adviser did not become aware of the merger and its impact on the value of the RMG preferred stock until July 5, 2011, after the end of the reporting period. The financial statements of the registrant were adjusted as of June 30, 2011 to reflect the increased value of the RMG preferred stock holding. However, daily net asset values (“NAVs”) reported by the registrant for the period from June 7, 2011 through July 1, 2011 excluded the impact of the RMG acquisition by Opus Bank.  Management has analyzed any potential impact to registrant or its shareholders during the period the NAV was misstated and found that there was no material impact.  The registrant’s management, the adviser and the registrant’s auditors determined the adviser’s and the sub-adviser’s procedures for detecting news items relating to distressed issuers of middle market bank preferred stocks that were experiencing distress, which failed to detect the news about the Opus/RMG transaction a reasonable time after it was announced, constituted a material weakness in the registrant’s internal controls over financial reporting.  Registrant and its management have enhanced the registrant’s and the advisers’ processes and controls in several ways in order to provide greater assurance that events that might substantially impact the value of the registrant’s middle market bank preferred stock holdings and in turn the registrant’s NAV will be identified in a more timely manner.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14 (b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Floating Rate Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date:	September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date:	September 8, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date:	September 8, 2011